STI CLASSIC FUNDS
Supplement dated May 11, 2007, to the
STI Classic U.S. Government Securities Fund
STI Classic U.S. Government Securities Ultra-Short Bond Fund
Prospectuses (I Shares)
dated August 1, 2006
This supplement contains an important notice regarding changes to the investment policies of the U.S. Government Securities Fund and the U.S. Government Securities Ultra-Short Bond Fund (each a “Fund”) and should be read in conjunction with the Funds’ Prospectus.
1.	Effective August 1, 2007, the following information will replace the first paragraph under Investment Strategy for the U.S. Government Securities Fund:
Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government debt securities, such as mortgage-backed securities and U.S. Treasury obligations and shares of registered money market mutual funds that invest in the foregoing. In an attempt to provide a consistently high dividend without adding undue risk, the Fund focuses its investments in mortgage-backed securities.
Additionally, the following is added to the section, “More Information About Fund Investments”:
When the Fund invests in another mutual fund, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the other mutual fund’s expenses.
2.	Effective August 1, 2007, the following information will replace the first paragraph under Investment Strategy for the U.S. Government Securities Ultra-Short Bond Fund:
Under normal circumstances, the Fund invests at least 80% of its net assets in short duration U.S. Treasury securities, U.S. agency securities, U.S. agency mortgage-backed securities, repurchase agreements, other U.S. government securities and shares of registered money market mutual funds that invest in the foregoing. The Fund expects to maintain an average effective duration between 3 months and 1 year. Individual purchases will generally be limited to securities with an effective duration of less than 5 years. In selecting investments for the Fund, the Adviser attempts to maximize income by identifying securities that offer an acceptable yield for a given maturity.
Additionally, the following is added to the section, “More Information About Fund Investments”:
When the Fund invests in another mutual fund, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the other mutual fund’s expenses.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
SP-IBMMIRS-0507